UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 3, 2021

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-14303	38-3161171

(Commission File Number)	(IRS Employer Identification No.)

One Dauch Drive, Detroit, Michigan	48211-1198

(Address of Principal Executive Offices)	(Zip Code)

(313)	758-2000
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AXL	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 3, 2021, the Compensation Committee of the Board of Directors of American Axle & Manufacturing Holdings, Inc. (“AAM”) approved adjustments to David C. Dauch’s compensation in order to recognize his ongoing efforts and achievements as Chief Executive Officer of AAM. Effective January 1, 2022, Mr. Dauch’s base salary will be increased to $1,250,000 with an annual target bonus opportunity of 150% of base salary and an annual target long-term incentive opportunity of 575% of base salary. In addition, Mr. Dauch will be paid a perquisite allowance of $50,000 annually in January of each year in lieu of AAM covering certain perquisites. The Compensation Committee also approved a base salary increase to $615,000 for our Chief Financial Officer, Christopher J. May, effective January 1, 2022.

SECTION 7 - REGULATION FD
Item 7.01 Regulation FD Disclosure

On November 1, 2021, AAM announced the appointment of Michael J. Lynch as President of the Driveline Business Unit effective the same day. Previously, Mr. Lynch was AAM Vice President, Finance and Controller.

“We are extremely pleased to announce Mike as the new President of AAM Driveline,” said David C. Dauch, AAM Chairman and Chief Executive Officer. “Mike’s knowledge and history of AAM provides stability and outstanding leadership for our global driveline operations as we continue to support our core business while expanding with innovative new technologies such as our award-winning Electric Drive product offerings.”

Mr. Lynch joined AAM in 1996 as a Financial Analyst at the Detroit Manufacturing Facility. Since then, he has served in various financial positions with increasing responsibility including Supervisor, Cost Estimating; Finance Manager, Albion Automotive; Finance Manager, Forging Division; Finance Manager, Detroit Manufacturing Facility; Director, Driveline Finance; Director, Commercial Analysis; Controller; and Vice President, Driveline Business Performance & Cost Management.
Mr. Lynch received a Bachelor of Business Administration from Walsh College. He also has earned a Master of Science in Finance and a master's in Accounting from Walsh College.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.
Date:	November 8, 2021	By:	/s/ David E. Barnes
David E. Barnes
Vice President, General Counsel & Secretary